                                                               Exhibit 99.2

                             LETTER OF TRANSMITTAL

                           To Surrender Certificates
                                       of
                Class A Common Stock, No Par Value Per Share and
                  Class B Common Stock, No Par Value Per Share
                                       of

                        EduTrek International, Inc.

                             Pursuant to the Merger
                                      with
                              EI ACQUISITION INC.
                          a wholly owned subsidiary of
                          CAREER EDUCATION CORPORATION

                           The Exchange/Paying Agent:

                  COMPUTERSHARE TRUST COMPANY OF NEW YORK

                             For Information Call:
    By Mail:                                  By Hand or Overnight Courier:

                              (312) 360-5376

    Computershare Trust Company of New York

    Wall Street Station                       Computershare Trust Company of
                                              New York
    P.O. Box 1010                             Wall Street Plaza
    New York, NY 10268-1010                   88 Pine Street--19th Floor
                                              New York, New York 10005

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE/PAYING AGENT.

   THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

   This Letter of Transmittal is to be completed by former shareholders (hereinafter referred to as "Shareholders") if certificates for former shares of Class A Common Stock or Class B Common Stock (collectively, the "Shares") of EduTrek International, Inc., a Georgia corporation (the "Company"), are to be forwarded herewith.

                    DESCRIPTION OF CERTIFICATES SURRENDERED
--------------------------------------------------------------------------------

                                                    Certificate    Number of
   Name(s) and Address(es) of Registered Owners      Number(s)       Shares
--------------------------------------------------------------------------------
                                                   ----------------------------
                                                   ----------------------------
                                                   ----------------------------
                                                    Total Shares

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

   The undersigned hereby surrenders to Computershare Trust Company of New York (the "Exchange/Paying Agent") the above-described Shares in exchange for a number of whole shares of common stock, par value $0.01 per share ("CEC Shares") of Career Education Corporation, a Delaware corporation ("CEC"), at the exchange rate of 0.0901 CEC Shares and $0.1877 in cash for each share of Class A Common Stock or Class B Common Stock represented by the surrendered certificate(s), upon the terms and subject to the conditions set forth (i) in the Agreement and Plan of Merger, dated as of October 24, 2000 (the "Merger Agreement"), by and among the Company, CEC, and EI Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of CEC, and (ii) in this Letter of Transmittal.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to surrender the Shares free and clear of all liens, restrictions, charges and encumbrances, and that the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Exchange/Paying Agent or CEC to be necessary or desirable to complete the surrender of the Shares surrendered hereby.

   All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

   Unless otherwise indicated herein under "Special Issuance Instructions," the Exchange/Paying Agent will issue the certificate(s), cash and any cash in lieu of fractional CEC Shares in the name(s) of the registered holder(s) appearing under "Description of Shares Surrendered." Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the Exchange/Paying Agent will mail the certificate(s), cash and any cash in lieu of fractional CEC Shares to the address(es) of the registered holder(s) appearing under "Description of Shares Surrendered." In the event that both the Special Delivery Instructions and the Special Issuance Instructions are completed, the Exchange/Paying Agent will issue the certificate(s), cash and any cash in lieu of fractional CEC Shares in the name of, and deliver such certificate(s), cash and any cash in lieu of to, the person or persons so indicated.



    SPECIAL ISSUANCE INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS
 (See Instructions 1, 3, 4, 5 and 9)        (See Instructions 1, 3, 4 and 5)

  To be completed ONLY if the               To be completed ONLY if CEC
 certificate(s) for CEC Shares,            Shares, cash and cash in lieu of
 cash and cash in lieu of                  fractional CEC Shares, if any, is
 fractional CEC Shares, if any, is         (are) to be sent to someone other
 (are) to be issued in the name of         than the undersigned or to the
 someone other than the                    undersigned at an address other
 undersigned.                              than that shown above.


 Issue:                                    Mail:
    [_] CEC Shares                             [_] CEC Shares
    [_] CASH

                                               [_] CASH

    (check as applicable)

                                               (check as applicable)

 Name: ____________________________        Name: ____________________________
        (Please Type or Print)                   (Please Type or Print)
 Address: _________________________        Address: _________________________
 ----------------------------------        ----------------------------------
 ----------------------------------        ----------------------------------
          (Include Zip Code)                       (Include Zip Code)
 ----------------------------------

    (Tax Identification or Social
            Security No.)
      (See Substitute Form W-9)

             SIGN HERE                     Address: _________________________
  AND COMPLETE SUBSTITUTE FORM W-9         __________________________________

                                                  (Including Zip Code)
 X ________________________________        Area Code and Telephone No.: _____

 X ________________________________        Tax Identification or Social
  (Signature(s) of Shareholder(s))         Security No.: ____________________

 Dated: ___________________________

                                               (See Substitute Form W-9)
 Must be signed by the registered
 holder(s) EXACTLY as name(s)
 appear(s) on the Share
 certificate(s) or by person(s)
 authorized to become registered
 holder(s) by certificates and
 documents transmitted herewith.
 If signature is by trustees,
 executors, administrators,
 guardians, attorneys-in-fact,
 officers of corporations, or
 others acting in a fiduciary or
 representative capacity, please
 provide the following information
 and see Instruction 3.

                                               GUARANTEE OF SIGNATURE(S)
                                            (If Required -- See Instructions
                                                        3 and 5)
                                           Authorized Signature: ____________
                                           Name: ____________________________
                                              (Please Print or Type Name)
                                           Name of Firm: ____________________
                                              (Please Print or Type Name)
                                           Address: _________________________
                                           Area Code and Telephone Number: __
                                           Dated: _____________________, 2001

 Name(s): _________________________
       (Please Type or Print)
 Capacity (Full Title): ___________

          PAYOR'S NAME: COMPUTERSHARE TRUST COMPANY OF NEW YORK

                        In Part 1 -- PLEASE        Part 1 -- Social Security
 SUBSTITUTE             PROVIDE YOUR TIN IN        Number OR Employer
 Form W-9               THE BOX AT THE RIGHT       Identification Number
                        AND CERTIFY BY
                        SIGNING AND DATING
                        BELOW.


 Department of the                                 --------------------------
 Treasury                                           (If awaiting TIN, write
                                                         "Applied For")
 Internal Revenue
 Service                ----------------------

                        Name                       Part II -- For Payees
                                                   exempt from backup
                                                   withholding, see the
                        ----------------------     enclosed Guidelines for
                        Business Name (if          Certification of Taxpayer
                        different)                 Identification Number on
                                                   Substitute Form W-9,
                        Please check               check the exempt box
                        appropriate box:           below and complete the
                          [_] Individual/Sole      Form W-9.
                        Proprietor

 Payor's Request for
 Taxpayer
 Identification
 Number (TIN)

                          [_] Corporation
                          [_] Partnership          Exempt [_]
                          [_] Other: _________

                        ----------------------
                        Address

                        ----------------------
                        City, State, and Zip
                        Code

                      ---------------------------------------------------------
                        Certification -- Under penalties of perjury, I certify that:
                        (1) The number shown on this form is my correct
                            Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
                        (2) I am not subject to backup withholding either
                            because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                        Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9).

                      ---------------------------------------------------------
                        SIGNATURE: _____________________ DATE: _______ , 2001

    You must cross out Item (2) in Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (2).
              YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
           WROTE "APPLIED FOR" IN PART 1 OF THE SUBSTITUTE FORM W-9

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the payer within 60 days, the payer is required to withhold 31% of all cash payments made to me thereafter until I provide a number.

 --------------------------------------        ------------------------------
               Signature                                    Date

   NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 AND INSTRUCTION 8 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS

   1. DO NOT ENDORSE your certificate(s) or accompany it (them) with any stock power if your Share certificate(s) is (are) registered in the name(s) of the person(s) executing this Letter of Transmittal and no special issuance instructions are provided.

   2. Delivery of Certificates. When this Letter of Transmittal has been properly filled in, dated and signed, mail or deliver it, together with the certificate(s) for the Shares, to the Exchange/Paying Agent at the appropriate address set forth on the front of this Letter of Transmittal. The method of delivery of certificates and all other required documents is at the risk of the surrendering Shareholder. A return envelope for mailing is enclosed. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.

   3. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares surrendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

   If any of the Shares surrendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If any of the surrendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

   If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to TI of their authority to so act must be submitted.

   If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution (as defined in Instruction 5 below).

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, the certificates must be endorsed or accompanied by stock powers or other appropriate instrument of transfer and payment for, or evidence of payment of, any applicable transfer taxes, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

   4. Special Issuance and Delivery Instructions. If you wish your certificate(s), cash and cash in lieu of fractional CEC Shares, if any, to be issued in the name of the registered holder(s) but delivered to someone other than the registered holder(s), complete the box marked "Special Delivery Instructions." If you wish your certificate(s), cash and cash in lieu of fractional CEC Shares, if any, to be issued in the name of someone other than the registered holder(s), complete the box marked "Special Issuance Instructions." If both of these boxes are left blank, the certificate(s), cash and cash in lieu of fractional CEC Shares, if any, will be issued in the name of, and delivered to, the registered holder(s). If either box is filled in, you may be required to obtain a signature guarantee. See Instruction 5.

   5. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for purposes of this document shall include any participant in The Depository Trust Company (the "Book-Entry Transfer Facility") whose name appears on a security position listing as the owner of Shares) surrendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or (b) if such Shares are surrendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchange Medallion Program ("SEMP") or New

York Stock Exchange Medallion Signature Program ("MSP") (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 4 of this Letter of Transmittal.

   6. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Exchange/Paying Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of this Letter of Transmittal may also be obtained from the Exchange/Paying Agent.

   7. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the Shareholder should promptly notify the Exchange/Paying Agent. The Shareholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

   8. Important Tax Information. Under U.S. federal income tax law, a Shareholder surrendering certificate(s) is required to provide the Exchange/Paying Agent with such Shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9. If the Exchange/Paying Agent is not provided with the correct TIN, the Internal Revenue Service may subject the Shareholder or other payee to a $50 penalty. In addition, payments that are made to such Shareholder or other payee with respect to certificate(s) surrendered pursuant to the Merger Agreement may be subject to 31% backup withholding.

   Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements and should so indicate in Part 2 of the Substitute Form W-9 by writing "Exempt" where appropriate. In order for a foreign individual to qualify as an exempt recipient, the Shareholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange/Paying Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

   If backup withholding applies, the Exchange/Paying Agent is required to withhold 31% of any such payments made to the Shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

   The box in Part 3 of the Substitute Form W-9 may be checked if the surrendering Shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the Shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid back-up withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange/Paying Agent will withhold 31% of all payments made prior to the time a property certified TIN is provided to the Exchange/Paying Agent.

   The Shareholder is required to give the Exchange/Paying Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

   9. Transfer Taxes. If (a) this Letter of Transmittal is signed by any person(s) other than the registered holder(s) of the Share certificate(s) or
(b) the certificate(s), cash and cash in lieu of fractional CEC Shares, if any, are to be issued to any person other than the registered holder(s) of the Share certificate(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)), payable on account of the transfer to such person shall be delivered to the Exchange/Paying Agent or satisfactory evidence of the payment of such taxes or non-applicability thereof shall be submitted to the Exchange/Paying Agent before the certificate(s), cash and cash in lieu of fractional CEC Shares, if any, will be issued.